Part B

STATEMENT OF ADDITIONAL INFORMATION

CONESTOGA FUNDS

Conestoga Small Cap Fund

NASDAQ Symbol: CCASX

Conestoga Mid Cap Fund

NASDAQ Symbols: Investors Class – CCMGX
Institutional Class – CCMIX

February 1, 2013

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the prospectus of the Conestoga Small Cap Fund and Conestoga Mid Cap Fund (each a “Fund” and together, the “Fund s ”) dated February 1, 2013 (the “Prospectus”).  This SAI is incorporated by reference in its entirety into the Prospectus.  Copies of the Prospectus may be obtained by writing Conestoga Funds at 259 N. Radnor-Chester Road, Radnor Court, Suite 120, Radnor, PA 19087, or by calling toll free 1-800-320-7790.

The Funds’ audited financial statements for the fiscal year ended September 30, 2012 are incorporated in this SAI by reference to the Funds’ 2012 annual report to shareholders (File No.  811-21120). No other parts of the annual report are incorporated by reference herein. You may obtain a copy of the Funds’ latest annual report at no charge by writing to the address or calling the phone number noted above.

INVESTMENT ADVISER

Conestoga Capital Advisors, LLC

259 N. Radnor-Chester Road

Radnor Court, Suite 120

Radnor, PA 19087

TRANSFER, SHAREHOLDER SERVICING, DIVIDEND DISBURSING and ACCOUNTING SERVICING AGENT

Mutual Shareholder Services, LLC

8000 Town Centre Dr., Suite 400
Broadview Heights, OH 44147

COUNSEL

Drinker Biddle & Reath LLP

One Logan Square, Suite 2000

Philadelphia, PA 19103

INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

BBD, LLP

1835 Market Street  26th Floor

Philadelphia, PA 19103

CUSTODIAN

UMB Bank, N.A.

928 Grand Boulevard, 5th Floor

Kansas City, MO 64106

TABLE OF CONTENTS

INVESTMENT OBJECTIVE S , POLICIES AND LIMITATIONS

3

VALUATION OF PORTFOLIO SECURITIES

13

PERFORMANCE

14

ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

15

DIVIDENDS AND DISTRIBUTIONS

16

TAXES

16

TRUSTEES AND OFFICERS

18

ADVISORY AND OTHER CONTRACTS

25

FINANCIAL STATEMENTS

33

ADDITIONAL INFORMATION

33

APPENDIX A - DESCRIPTION OF SECURITY RATINGS

A1

APPENDIX B - PROXY VOTING POLICIES

B1

STATEMENT OF ADDITIONAL INFORMATION

Conestoga Funds (the “Trust”) was organized as a Delaware statutory trust on February 6, 2002.  The Trust is an open-end management investment company consisting of three diversified series of units of beneficial interest (“shares”):  the Conestoga Small Cap Fund (the “ Small Cap Fund ”) and the Conestoga Mid Cap Fund (the “Mid Cap Fund”) , and the Institutional Advisors LargeCap Fund.

Much of the information contained in this Statement of Additional Information (“SAI”) expands on subjects discussed in the Prospectus.  Capitalized terms not defined herein are used as defined in the Prospectus.  No investment in shares of the Funds should be made without first reading the Prospectus.

INVESTMENT OBJECTIVE S , POLICIES AND LIMITATIONS

Investment Objective s

Each of the Funds seeks to provide long-term growth of capital. Each Fund’s investment objective is fundamental. That means that it or any fundamental investment policy or limitation may not be changed without a vote of the holders of a majority of the applicable Fund’s outstanding voting securities.  Such majority is defined as the lesser of (a) 67% or more of the shares of a Fund present at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of such Fund.  There can be no assurance that the Funds will achieve their investment objective.

Additional Information Regarding Fund Investments

The following policies and limitations supplement the Funds’ investment policies set forth in the Prospectus.  The Funds’ investments in the securities and other financial instruments are subject to the other investment policies and limitations described in the Prospectus and this SAI.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any issuer, security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of a Fund’s acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a “senior security” under the Investment Company Act of 1940, as amended (the “1940 Act ”).  Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Funds’ investment policies and limitations.  If the value of a Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees of the Trust (the “Board”) will consider what actions, if any, are appropriate to maintain adequate liquidity.

The following sections list the Funds’ investment policies, limitations, and restrictions.  The securities in which the Funds can invest and the risks associated with these securities are discussed in the section entitled “Instruments in Which the Funds Can Invest.”

Fundamental Investment Limitations

The following investment limitations are fundamental.

1.  Borrowing

The Funds may not borrow money, except that the Funds may borrow money and enter into commitments to purchase securities and instruments in accordance with their investment program s , including delayed-delivery and when-issued securities and reverse repurchase agreements in an amount not exceeding 33 1/3% of the value of each Fund’s total assets, including the amount borrowed.   Each Fund will not purchase any security while any borrowings in excess of 5% of its total assets are outstanding.

2.  Commodities

The Funds may not purchase or sell commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Funds from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by commodities.)

3.  Concentration

Each Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

4.  Diversification

Each Fund may not with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities and securities issued by other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

5.  Lending

The Funds may not make loans, except the Funds may: (a) purchase publicly issued debt securities; (b) enter into repurchase transactions; and (c) lend portfolio securities, provided the value of the loaned securities does not exceed 33 1/3% of the value of each Fund’s total assets.

6.  Real Estate

The Funds may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Funds from investing in securities or other instruments backed by real estate or mortgages on real estate or securities of companies engaged in the real estate business or in any business related to mortgages or real estate).

7.  Senior Securities

The Funds may not issue any senior security (as defined in the 1940 Act), except that:  (a) the Funds may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Funds may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, the Funds may borrow money as authorized by the 1940 Act.

8.  Underwriting

The Funds may not underwrite securities issued by others, except to the extent that the Funds may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities.

Non-Fundamental Investment Limitations

The following limitations are non-fundamental, meaning that they may be changed by a majority vote of the Board at any time without shareholder approval.

1.

Illiquid Securities

Each Fund will not invest more than 15% of its net assets in illiquid securities.  Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which a Fund has valued them.  Such securities include, but are not limited to, time deposits, repurchase agreements with maturities longer than seven days, and certain securities restricted from resale under the Securities Act.

Securities that may be resold pursuant to Rule 144A under the Securities Act, securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions or limitations on resale under the Securities Act (“Restricted Securities”) shall not be deemed illiquid solely by reason of being unregistered.  Conestoga Capital Advisors, LLC, the Funds’ investment adviser (the “Adviser”), determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors, in accordance with guidelines approved by the Board.  The Board will retain oversight of these determinations and continue to monitor the Funds’ investments in these securities.

2.

Borrowing

Each Fund will not borrow for leveraging purposes meaning that it will not purchase investment securities while borrowings in excess of 5% of its total assets are outstanding.

Instruments in Which the Funds Can Invest

The following paragraphs provide a brief description of some of the types of securities in which the Funds may invest in accordance with their investment objective s , policies, and limitations.  The Funds’ investments in the following securities and other financial instruments are subject to the investment policies and limitations described in the Funds’ Prospectus and this SAI.  The following also contains a brief description of the risk factors related to these securities.  The Funds may, following notice to their shareholders, take advantage of other investment practices which presently are not contemplated for use by the Funds or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Funds’ investment objectives and are legally permissible for the Fund s ..  Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in the Funds’ Prospectus and this SAI.

Convertible Securities.   Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for common stock.  They are characterized by higher yields than common stocks, but lower yields than comparable non-convertible securities, less price fluctuation than the underlying common stock since they have fixed income characteristics, and the potential for capital appreciation if the market price of the underlying common stock increases.  The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.  Any convertible securities that a Fund will invest in will be rated at least C or better by Moody’s Investors Service.

Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed-income securities.

In general, investments in lower quality convertible securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in convertible securities of medium or lower quality also are likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher quality fixed-income securities. Such lower quality securities generally tend to reflect short-term corporate and market developments to a greater extent than higher quality securities, which react more to fluctuations in the general level of interest rates. A Fund that invests in convertible securities generally will seek to reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial markets. However, while diversification reduces the effect on a Fund of any single investment, it does not reduce the overall risk of investing in lower quality securities.

Exchange Traded Funds.  Exchange Traded Funds (“ETFs”) are investment companies whose primary objective is to achieve the same rate of return as a particular market index while trading throughout the day on an exchange.  ETF shares are sold initially in the primary market in units of 50,000 or more (“creation units”).  A creation unit represents a bundle of securities which replicates, or is a representative sample of, a particular index and which is deposited with the ETF.  Once owned, the individual shares comprising each creation unit are traded on an exchange in secondary market transactions for cash.  The secondary market for ETF shares allows them to be readily converted into cash like commonly traded stocks.  The combination of primary and secondary markets permits ETF shares to be traded throughout the day close to the value of the ETF’s underlying portfolio securities.  The Funds would purchase and sell individual shares of ETFs in the secondary market.  These secondary market transactions require the payment of commissions.

ETF shares are subject to the same risk of price fluctuation due to supply and demand as any other stock traded on an exchange, which means that a Fund could receive less from the sale of shares of an ETF it holds than it paid at the time it purchased those shares.  Furthermore, there may be times when the exchange halts trading, in which case a Fund would be unable to sell any ETF shares that it holds until trading is resumed.  In addition, because ETFs invest in a portfolio of common stocks, the value of an ETF could decline if stock prices decline.  An overall decline in stocks comprising an ETF’s benchmark index could have a greater impact on the ETF and investors than might be the case in an investment company with a more widely diversified portfolio.  Losses could also occur if the ETF is unable to replicate the performance of the chosen benchmark index.

Other risks associated with ETFs include: (i) the possibility that an ETF’s distributions may decline if the issuers of the ETF’s portfolio securities fail to continue to pay dividends; and (ii) that under certain circumstances an ETF could be terminated.  Should termination occur, the ETF could have to liquidate its portfolio securities when the prices for those securities are falling.  In addition, inadequate or irregularly provided information about an ETF or its investments, because ETFs are passively managed, could expose investors in ETFs to unknown risks.

Foreign Investments.  The Funds may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”).  Such investment may subject the Funds to significant investment risks that are different from, and additional to, those related to investments in obligations of U.S. domestic issuers or in U.S. securities markets.  Unsponsored ADRs may involve additional risks.  The Funds may also invest directly in U.S. and non-U.S. dollar denominated equity and debt securities of foreign companies.

The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.  Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile.  Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations.  Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of a Fund’s investment.  In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets.  Foreign issuers, brokers, and securities markets may be subject to less government supervision.  Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, which may result in substantial delays in settlement.  It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks.  Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention.  There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises.  Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.  There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects.

The considerations noted above generally are intensified for investments in developing countries.  Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The Funds may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons.  Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

The Adviser continuously evaluates issuers based in countries all over the world.  Accordingly, the Funds may invest in the securities of issuers based in any country when such securities meet the investment criteria of the Adviser and are consistent with the investment objectives and policies of the Fund s ..

Futures Contracts.  The Funds may enter into futures contracts, options on futures contracts, and stock index futures contracts and options thereon.  Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price.  A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck.  Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges.  Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (the “CFTC”), a U.S. government agency.

Although futures contracts (other than those relating to indexes) by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without delivery.  Closing out an open futures position is done by taking an opposite position (buying a contract which has previously been “sold,” or “selling” a contract previously purchased) in an identical contract to terminate the position.  The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.  Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or government securities with a futures commission merchant or custodian to initiate and maintain open positions in futures contracts.  A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date.  Minimal initial margin requirements are established by the futures exchange and may be changed.  Futures commission merchants may establish deposit requirements that are higher than the exchange minimums.  Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily.  If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required.  Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder.  Variation margin payments are made to and from the futures broker for as long as the contract remains open.  The Funds expect to earn interest income on their margin deposits.

When interest rates are expected to rise or market values of portfolio securities are expected to fall, the Funds can seek through the sale of futures contracts to offset a decline in the value of their portfolio securities.  When interest rates are expected to fall or market values are expected to rise, the Fund s , through the purchase of such contracts, can attempt to secure better rates or prices for the Funds than might later be available in the market when they effect anticipated purchases.  The Funds may also enter into such transactions in order to terminate existing positions.

Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies.   A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner.  Such unanticipated changes may also result in poorer overall performance than if a Fund had not entered into any futures transactions.   In addition, the value of a Fund’s futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting the Fund’s ability to hedge effectively against interest rate and/or market risk and giving rise to additional risks.   There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

Restrictions on the Use of Futures Contracts .  The Funds will not enter into futures contracts to the extent that the value of the futures contracts held would exceed 1/3 of each Fund’s total assets.

To the extent futures and/or options on futures are employed by the Funds, such use will be in accordance with Rule 4.5 of the Commodity Exchange Act (“CEA”). The Trust, on behalf of the Funds, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore, the Funds are not subject to registration or regulation as a commodity pool operators under the CEA.  In connection with this exclusion, the Trust has undertaken to submit to any CFTC special calls for information.

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to Securities and Exchange Commission (“SEC”) requirements.  Under those requirements, where a Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or liquid securities equal to the purchase price of the contract (less any margin on deposit).  For a short position in futures held by a Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established).  However, segregation of assets is not required if a Fund “covers” a long position.  For example, instead of segregating assets, a Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.  Where a Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract.   A Fund may also cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established.  Where a Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract.   A Fund could also cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund.

In addition, the extent to which a Fund may enter into futures contracts may be limited by requirements of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a registered investment company.

Risk Factors in Futures Transactions.  Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures.  However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time.  Thus, it may not be possible to close a futures position.  In the event of adverse price movements, the Funds would continue to be required to make daily cash payments to maintain the required margin.  In such situations, a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so.  In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it holds.  The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them.   Each Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing.  Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market, which may also cause temporary price distortions.  A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor.  For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out.  A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out.  Thus, a purchaser or sale of a futures contract may result in losses in excess of the amount invested in the contract.  However, because the futures strategies engaged in by the Funds are only for hedging purposes, the Adviser does not believe that the Funds are subject to the risks of loss frequently associated with futures transactions.  The Funds would presumably have sustained comparable losses if, instead of the futures contract, they had invested in the underlying financial instrument and sold it after the decline.

Use of futures transactions by the Funds involves the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged.  It is also possible that the Funds could both lose money on futures contracts and also experience a decline in the value of their portfolio securities.  There is also the risk of loss by the Funds, of margin deposits in the event of bankruptcy of a broker with whom the Funds have open positions in a futures contract or related option.

Options.  The Funds may sell (write) call options that are traded on national securities exchanges with respect to common stock in its portfolio.  The Funds must at all times have in their portfolio the securities that they may be obligated to deliver if the option is exercised.  The Funds may write call options in an attempt to realize a greater level of current income than would be realized on the securities alone.  The Funds may also write call options as a partial hedge against a possible stock market decline.  In view of their investment objective s , the Funds generally would write call options only in circumstances where the Adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security.  As the writer of a call option, the Funds receive a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised.  So long as the Funds remain obligated as a writer of a call option, the Funds forgo the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit.  The Funds retain the risk of loss should the value of the underlying security decline.  The Funds may also enter into “closing purchase transactions” in order to terminate their obligation as a writer of a call option prior to the expiration of the option.  Although the writing of call options only on national securities exchanges increases the likelihood of the Funds’ abilities to make closing purchase transactions, there is no assurance that the Funds will be able to effect such transactions at any particular time or at any acceptable price.  The writing of call options could result in increases in the Funds’ portfolio turnover rate s , especially during periods when market prices of the underlying securities appreciate.

Restricted Securities.  Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act, or in a registered public offering.  Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions or limitations on resale under the Securities Act shall not be deemed illiquid solely by reason of being unregistered.  The Adviser determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

Where registration is required, the Funds may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Funds may be permitted to sell a security under an effective registration statement.

If, during such a period, adverse market conditions were to develop, the Funds might obtain a less favorable price than prevailed when they decided to seek registration of the shares.

Reverse Repurchase Agreements.  The Funds may borrow funds for temporary purposes by entering into reverse repurchase agreements.  Reverse repurchase agreements are considered to be borrowings under the 1940 Act.  Pursuant to such agreement, the Funds would sell a portfolio security to a financial institution such as a bank or broker-dealer, and agree to repurchase such security at a mutually agreed-upon date and price.  At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets consistent with the Fund’s investment restrictions having a value equal to the repurchase price (including accrued interest).  The collateral will be marked-to-market on a daily basis, and will be monitored continuously to ensure that such equivalent value is maintained.  Reverse repurchase agreements involve the risk that the market value of the securities sold by the Funds may decline below the price at which the Funds are obligated to repurchase the securities.

Securities Lending Transactions.  The Funds may from time to time lend securities from their portfolio to broker-dealers, banks, financial institutions and institutional borrowers of securities and receive collateral in the form of cash or U.S. government obligations.  The Funds may not lend portfolio securities to: (a) any “affiliated person” (as that term is defined in the 1940 Act) of the Trust; (b) any affiliated person of the Adviser; or (c) any affiliated person of such an affiliated person.  Generally, the Funds must receive initial collateral equal to 102% of the market value of the loaned securities, plus any interest due in the form of cash or U.S. government obligations.  This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Funds to sufficiently maintain the value of the collateral equal to at least 100% of the value of the loaned securities.  During the time portfolio securities are on loan, the borrower will pay the Funds any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement.  Loans will be subject to termination by the Funds or the borrower at any time.  While the Funds will not have the right to vote securities on loan, they intend to terminate loans and regain the right to vote if that is considered important with respect to the investment.  The Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Trustees.   Each Fund will limit its securities lending to 33 1/3% of its total assets.

Temporary Defensive Measures -- Short-Term Obligations.  These include high quality, short-term obligations such as domestic and foreign commercial paper (including variable-amount master demand notes), bankers’ acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements.  (See “Foreign Securities” for a description of risks associated with investments in foreign securities.)   Each Fund may hold up to 100% of its assets in these instruments, which may result in performance that is inconsistent with its investment objective.

Short-Term Corporate Obligations.  Corporate obligations are bonds issued by corporations and other business organizations in order to finance their long-term credit needs.  Corporate bonds in which the Funds may invest generally consist of those rated in the two highest rating categories of a Nationally Recognized Statistical Rating Organization (“NRSRO”) that possess many favorable investment attributes.  In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances.

Bankers’ Acceptances.  Bankers’ Acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Bankers’ Acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus, and undivided profits in excess of $100 million (as of the date of their most recently published financial statements).

Certificates of Deposit.  Certificates of Deposit (“CDs”) are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.  CDs and demand and time deposits invested in by the Funds will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus, and undivided profits in excess of $100 million (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (the “FDIC”) or the Savings Association Insurance Fund.

Eurodollar CDs are U.S. dollar-denominated CDs issued by branches of foreign and domestic banks located outside the United States.  Yankee CDs are CDs issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.

Foreign Time Deposits.  Eurodollar Time Deposits are U.S. dollar-denominated deposits in a foreign branch of a U.S. or foreign bank.  Canadian Time Deposits are U.S. dollar-denominated certificates of deposit issued by Canadian offices of major Canadian Banks.

Commercial Paper.  Commercial paper (“CP”) consists of unsecured promissory notes issued by corporations.  CP issues normally mature in less than nine months and have fixed rates of return.  The Funds will purchase only CP rated in one of the two highest categories at the time of purchase by an NRSRO or, if not rated, found by the Adviser to present minimal credit risks and to be of comparable quality to instruments that are rated high quality by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments.  For a description of the rating symbols of each NRSRO, see the Appendix to this SAI.

Repurchase Agreements.  Securities held by the Funds may be subject to Repurchase Agreements, pursuant to which the Funds would acquire securities from financial institutions or registered broker-dealers deemed creditworthy by the Adviser pursuant to guidelines adopted by the Trustees, subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price.  The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest).  If the seller were to default on its repurchase obligation or become insolvent, the Funds would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Funds is delayed pending court action.

U.S. Corporate Debt Obligations.  The Funds may invest in U.S. corporate debt obligations, including bonds, debentures, and notes.  Debentures represent unsecured promises to pay, while notes and bonds may be secured by mortgages on real property or security interests in personal property.  Bonds include, but are not limited to, debt instruments with maturities of approximately one year or more, debentures, mortgage-related securities, and zero coupon obligations.  Bonds, notes, and debentures in which the Funds may invest may differ in interest rates, maturities, and times of issuance.  The market value of the Funds’ fixed income investments will change in response to interest rate changes and other factors.  During periods of falling interest rates, the values of outstanding fixed income securities generally rise.  Conversely, during periods of rising interest rates, the values of such securities generally decline.  Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Changes by NRSROs in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments.  Except under conditions of default, changes in the value of a Fund’s securities will not affect cash income derived from these securities but will affect such Fund’s net asset value.

U.S. Government Obligations.  U.S. government obligations are obligations issued or guaranteed by the U.S. government, its agencies, and instrumentalities.  Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others are supported only by the credit of the agency or instrumentality.  No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

Warrants.  Warrants are securities that give an investor the right to purchase equity securities from the issuer at a specific price (the strike price) for a limited period of time.  The strike price of warrants typically is much lower than the current market price of the underlying securities, yet warrants are subject to greater price fluctuations.  As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.

Zero-Coupon Bonds.  The Funds may invest in zero-coupon bonds that are purchased at a discount from the face amount because the buyer receives only the right to a fixed payment on a certain date in the future and does not receive any periodic interest payments.  The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on accretion during the life of the obligations.  This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the zero-coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates.  For this reason, zero-coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases in accordance with the length of the period to maturity.

Portfolio Turnover.

The portfolio turnover rate stated in the Prospectus is calculated by dividing the lesser of the Funds’ purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities.  The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less.  For the fiscal years ended September 30, 2011 , and September 30, 2012 the Small Cap Fund’s portfolio turnover amounted to 18.03 % and 16.42%, respectively.   For the fiscal period beginning March 30, 2012, the commencement of operations of the Mid Cap Fund, and ended September 30, 2012, the Mid Cap Fund’s portfolio turnover amounted to 8.71%.

Disclosure of Portfolio Holdings

The Board has adopted policies with respect to the disclosure of the Funds’ portfolio holdings by the Fund s , the Adviser, or their affiliates.  These policies provide that the Funds’ portfolio holdings information generally may not be disclosed to any party prior to the information becoming public.  Certain limited exceptions are described below.  These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Fund s , third parties providing services to the Funds (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Fund s ..

The Trust’s Chief Compliance Officer is responsible for monitoring the Funds’ compliance with these policies and for providing regular reports (at least annually) to the Board regarding the adequacy and effectiveness of the policy and recommend changes, if necessary.

Non-Public Disclosures

The Adviser may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances.  The Funds’ policies provide that non-public disclosures of the Funds’ portfolio holdings may only be made if: (i) a Fund has a “legitimate business purpose” (as determined by the President of the Trust) for making such disclosure; and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information and describes any compensation to be paid to the Fund or any “affiliated person” of the Adviser, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser.

The Adviser will consider any actual or potential conflicts of interest between the Adviser and the Funds’ shareholders and will act in the best interest of the Funds’ shareholders with respect to any such disclosure of portfolio holdings information.  If a potential conflict can be resolved in a manner that does not present detrimental effects to Funds’ shareholders, the Adviser may authorize the release of portfolio holdings information.  Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Funds’ shareholders, the Adviser will not authorize such release.

Ongoing Arrangements to Disclose Portfolio Holdings

As previously authorized by the Board and/or the Trust’s executive officers, the Funds periodically disclose non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Funds in their day-to-day operations, as well as public information to certain ratings organizations.  These entities are described in the following table.  The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Fund s ..  In none of these arrangements do the Funds or any “affiliated person” of the Adviser receive any compensation, including any arrangement to maintain assets in the Funds or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser.

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Adviser	Conestoga Capital Advisors, LLC	Daily
Transfer Agent / Fund Accounting	Mutual Shareholder Services, LLC	Daily
Custodian	UMB Bank, N.A.	Daily
Independent Registered Public Accounting Firm	BBD, LLP	Annual Reporting Period: one business day after end of reporting period. Periodically, as necessary for performance of ongoing audit services.

Legal Counsel	Drinker Biddle & Reath LLP	Up to 30 days before filing with the SEC. Periodically, as necessary for performance of legal services.

These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information, except as necessary in providing services to the Fund s ..

There is no guarantee that the Funds’ policies on use and dissemination of holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of such information.

VALUATION OF PORTFOLIO SECURITIES

The net asset value (“NAV”) of the Small Cap Fund and of each share class of the Mid Cap Fund is determined and the shares of the Funds are priced as of the valuation time indicated in the Prospectus on each Business Day.  A “Business Day” is a day on which the New York Stock Exchange, Inc. (the “NYSE”) is open.  Currently, the NYSE will not open in observance of the following holidays:  New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, or, when one of these holidays fall on a Saturday or Sunday, the preceding Friday or subsequent Monday.  This closing schedule is subject to change.

For purposes of computing the NAV of the Small Cap Fund and each share class of the Mid Cap Fund, securities are valued at market value as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) on each business day the NYSE is open.  Securities listed on the NYSE or other exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded.  However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used.  If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day.  Securities traded in the over-the-counter market are valued on the basis of the last sale price.  If there are no sales on that day, the securities are valued at the mean between the closing bid and asked prices.  Securities for which market quotations are not readily available, and securities for which it is determined that market quotations do not accurately reflect their value, are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in a manner specifically authorized by the Board. The Board annually reviews the reliability of the method used to value portfolio securities for which market quotations are not readily available.

PERFORMANCE

From time to time, the “average annual total return” and “total return” of an investment in the Funds’ shares may be advertised.  An explanation of how total returns are calculated and the components of those calculations are set forth below.

Total Returns - General.  Total return information may be useful to investors in reviewing the Funds’ performance.  The Funds’ advertisements of their performance must, under applicable SEC rules, include the average annual total returns of the Funds for the 1, 5, and 10-year periods (or the life of the applicable Fund, if less) as of the most recently ended calendar quarter.  This enables an investor to compare the Funds’ performance to the performance of other funds for the same periods.  However, a number of factors should be considered before using such information as a basis for comparison with other investments.  Investments in the Funds are not insured; their total return is not guaranteed and normally will fluctuate on a daily basis.  When redeemed, an investor’s shares may be worth more or less than their original cost.  Total return for any given past period is not a prediction or representation by the Trust of future rates of return on its shares.  The total returns of the shares of the Funds are affected by portfolio quality, portfolio maturity, the type of investments the Funds hold , and operating expenses.

Total Returns Before Taxes.  The “average annual total return before taxes” of each Fund is an average annual compounded rate of return before taxes for each year in a specified number of years.  It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n”) to achieve an Ending Redeemable Value (“ERV”), according to the following formula:

(ERV/P)1/n-1 = Average Annual Total Return Before Taxes

The cumulative “total return before taxes” calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year.  Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis.  Total return is determined as follows:

ERV - P = Total Return Before Taxes

P

Total Returns After Taxes on Distributions.  The “average annual total return after taxes on distributions” of each Fund is an average annual compounded rate of return after taxes on distributions for each year in a specified number of years.  It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n”) to achieve an ending value at the end of the periods shown (“ATVD”), according to the following formula:

(ATVD/P)1/n-1 = Average Annual Total Return After Taxes on Distributions

The cumulative “total return after taxes on distributions” calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year.  Its calculation uses some of the same factors as average annual total return after taxes on distributions, but it does not average the rate of return on an annual basis.  Total return after taxes on distributions is determined as follows:

ATVD - P = Total Return After Taxes on Distributions

       P

Total Returns After Taxes on Distributions and Redemptions.  The “average annual total return after taxes on distributions and redemptions” of each Fund is an average annual compounded rate of return after taxes on distributions and redemption for each year in a specified number of years.  It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n”) to achieve an ending value at the end of the periods shown (“ATVDR”), according to the following formula:

(ATVDR/P)1/n-1 = Average Annual Total Return After Taxes on

  Distributions and Redemptions

The cumulative “total return after taxes on distributions and redemptions” calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year.  Its calculation uses some of the same factors as average annual total return after taxes on distributions and redemptions, but it does not average the rate of return on an annual basis.  Total return after taxes on distributions is determined as follows:

ATVDR - P = Total Return After Taxes on Distributions and Redemptions

P

From time to time the Funds may also quote an “average annual total return at NAV” or a cumulative “total return at NAV.”  It is based on the difference in NAV at the beginning and the end of the period for a hypothetical investment (without considering sales charges , if any ) and takes into consideration the reinvestment of dividends and capital gains distributions.

ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

In connection with certain servicing plans, the Funds have made certain commitments that: (i) provide for one or more brokers to accept on the Funds’ behalf, purchase, exchange and redemption orders; (ii) authorize such brokers to designate other intermediaries to accept purchase, exchange and redemption orders on the Funds’ behalf; (iii) provide that the Funds will be deemed to have received a purchase, exchange or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order; and (iv) provide that customer orders will be priced at the Funds’ NAV next computed after they are accepted by an authorized broker or the broker’s authorized designee.

When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to warrant such action, the Funds may not be able to accept purchase, exchange or redemption requests.

The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem shares of the Funds solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund during any 90-day period for any one shareholder.  The remaining portion of the redemption may be made in securities or other property, valued for this purpose as they are valued in computing the NAV of the Fund s ..  Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and may incur additional costs as well as the associated inconveniences of holding and/or disposing of such securities or other property.

DIVIDENDS AND DISTRIBUTIONS

The Funds distribute substantially all of their net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Funds to qualify for favorable federal tax treatment.  The Funds ordinarily declare and pay dividends from their net investment income and make distributions of net capital gains, if any, annually.

The amount of the Funds’ distributions may vary from time to time depending on market conditions, the composition of the Funds’ portfolio, and expenses borne by the Fund s ..

The net income of the Fund s , from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund s , dividend income, if any, income from securities loans, if any, income from corporate actions such as reorganizations, if any, and realized capital gains and losses on the Funds’ assets, less all expenses and liabilities of the Funds, chargeable against income.  Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity.  Expenses, including the compensation payable to the Adviser, are accrued each day.

TAXES

The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus.  No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning.  Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Internal Revenue Code (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI.  Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

Each Fund has qualified, and intends to continue to qualify , as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code.  As a regulated investment company, each Fund generally is exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders.  To qualify for treatment as a regulated investment company, it must meet three important tests each year.

First, each Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in stock, securities, or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of each Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers as to which the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of each Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, each Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

Each Fund intends to comply with these requirements.  If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.  If for any taxable year a Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders.  In that event, taxable shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits , and corporate shareholders could be eligible for the dividends-received deduction.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and 98.2% of their capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year.   Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

The tax principles applicable to transactions in certain financial instruments, such as futures contracts and options, that may be engaged in by a Fund, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain.  Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

Although each Fund expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.

Each Fund may also be subject to foreign withholding or other foreign taxes on income or gain from foreign securities in which the Fund invests.

TRUSTEES AND OFFICERS

Board of Trustees.

Overall responsibility for management of the Trust rests with the members of the Board (the “Trustees”), who are elected by the shareholders of the Trust, unless appointed to fill a vacancy in accordance with the By-laws of the Trust and the 1940 Act.  The Funds are managed by the Board in accordance with the laws of the State of Delaware.  There are currently six (6) Trustees, four (4) of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”).  The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations.

The following table lists each Trustee, his year of birth, position with the Trust, principal occupations during the past five years, and other directorships.  Each Trustee oversees the Fund s , as well as the Institutional Advisors LargeCap Fund.  There is no defined term of office, and each Trustee serves until the earlier of his resignation, retirement, removal, death, or the election of a qualified successor. Each Trustee’s address is c/o Conestoga Funds, 259 N. Radnor-Chester Road, Radnor Court, Suite 120, Radnor, PA 19087.

Name (Birth Year)	Position(s) Held with the Trust and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships
Independent Trustees
William B. Blundin (1939)	Trustee, Since 2002	Chairman and CEO, Bransford Investment Partners, LLC (private asset management) since 1997.	3	Trustee, the Saratoga Advantage Funds (14 investment portfolios) (2003-2012).
Nicholas J. Kovich (1956)	Trustee, Since 2002	Managing Director, Beach Investment Counsel, since 2011; President and Chief Executive Officer, Kovich Capital Management (private asset management) since 2001; Managing Director, Morgan Stanley Investment Management from 1996 to 2001; General Partner, Miller Anderson & Sherrerd from 1988 to 1996; Vice President, Waddell & Reed, Inc. from 1982-1988.	3	None
Richard E. Ten Haken (1934)	Trustee, Since 2002	Chairman and President, Ten Haken & Associates, Inc.(financial management consulting); Chairman of the Board, Bryce Capital Mutual Funds from 2004 to 2006; President, JP Morgan Chase Mutual Funds from 1987 to 1992; President, Pinnacle Government Fund from 1987 to 1990; New York State Teachers Retirement System, Chairman of the Board and President (1992-1994), Trustee (1972-1994), Vice-Chairman of Board and Vice-President (1977-1992); District Superintendent of Schools, State of New York from 1970 to 1993.	3	None
Michael R. Walker (1948)	Trustee, Since 2002	Partner, Franklin Realty Trust since 2004; Chairman, Elder Trust from 1998 to 2004; Chairman and CEO, Genesis Health Ventures (eldercare services) from 1985 to 2002.	3	None
Interested Trustees
William C. Martindale, Jr. (1942)**	Chairman of the Board, CEO and Trustee, Since 2002	Managing Partner, Co-Founder and Chief Investment Officer of Conestoga Capital Advisors, LLC since 2001.	3	None
Robert M. Mitchell (1969)**	Treasurer and Trustee, Since 2011	Managing Partner, Co-Founder and Portfolio Manager of Conestoga Capital Advisors, LLC since 2001.	3	None

*The “Fund Complex” consists of the Funds and the Institutional Advisors LargeCap Fund.

* *Mr. Martindale and Mr. Mitchell are deemed to be “interested persons” of the Trust by reason of their positions at the Funds’ Adviser.

The Board believes that each of the Trustee’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee should serve in such capacity.  Among the attributes common to all Trustees is the ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees.  A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s business, consulting and/or public service; experience as a board member of the Funds and other funds in the Fund Complex, other investment funds, or non-profit entities or other organizations; education or professional training; and/or other life experiences.  In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee.

William B. Blundin

Mr. Blundin has been a Trustee since 2002.  Mr. Blundin has substantial financial and asset management experience, in addition to senior executive-level management experience.

Nicholas J. Kovich

Mr. Kovich has been a Trustee since 2002 and serves as the lead independent Trustee of the Trust.  Mr. Kovich has substantial financial and asset management experience, in addition to senior executive-level management experience.

Richard E. Ten Haken

Mr. Ten Haken has been a Trustee and Chairman of the Audit Committee since 2002.  Mr. Ten Haken has substantial financial, managerial and consulting experience, in addition to senior executive-level management experience.

Michael R. Walker

Mr. Walker has been a Trustee since 2002.  Mr. Walker has substantial real estate experience, in addition to senior executive-level management experience.

William C. Martindale Jr.

Mr. Martindale has been a Trustee since 2002, Chairman of the Board since 2011 and Chief Executive Officer since 2010 .  Mr. Martindale has substantial financial and asset management experience, in addition to senior executive-level management experience.

Robert M. Mitchell

              Mr. Mitchell has been Treasurer since 2002 and a Trustee since 2011.  Mr. Mitchell has substantial financial and asset management experience, in addition to senior executive-level management experience.

Specific details regarding each Trustee’s principal occupations during the past five years are included in the table above.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Funds rests with the Board.  The Funds have engaged the Adviser to manage the Funds on a day-to-day basis.  The Board is responsible for overseeing the Adviser and other service providers in the operation of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Funds’ Agreement and Declaration of Trust and By-Laws.  The Board is currently composed of six members, four of whom are Independent Trustees.  The Board meets in-person at regularly scheduled meetings four times each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings.  As described below, the Board has established an Audit Committee, and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.

The Board has appointed William C. Martindale, Jr., an interested Trustee, to serve in the role of Chairman.  The Chairman’s role is to preside at all meetings of the Board and to act as liaison with the Adviser, other service providers, counsel and other Trustees generally between meetings.  The Chairman serves as a key point person for dealings between management and the Trustees.  The Chairman may also perform such other functions as may be delegated by the Board from time to time.  The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.

The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others.  Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and committee activities.  Day-to-day risk management functions are subsumed within the responsibilities of the Adviser and other service providers (depending on the nature of the risk), which carry out the Funds’ investment management and business affairs.  The Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Each of the Adviser and other service providers have their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models.  The Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects.  The Board requires senior officers of the Trust and the Adviser to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management.  The Board and the Audit Committee also receive regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters.  The Board also receives reports from certain of the Trust’s other primary service providers on a periodic or regular basis.  The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

The Board has an Audit Committee, whose function is to recommend independent auditors of the Funds and monitor accounting and financial matters.  The members of the Audit Committee are Messrs. Ten Haken (Chairman), Blundin, Kovich and Walker.  The Board has designated Messrs. Kovich and Walker to be Audit Committee Financial Experts.  The Audit Committee met twice during the fiscal year ended September 30, 2012.

The following tables show the dollar ranges of securities beneficially owned by the Trustees in the Funds (Conestoga “family of funds” consists of the Fund s and    the Institutional Advisors LargeCap Fund) as of December 31, 2012 ..  No Independent Trustee or his immediate family member owns beneficially or of record an interest in the Adviser or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser.  As of December 31, 2012 , the Trustees and Officers as a group held less than 1% of the Small Cap Fund’s shares and approximately 28% of the Mid Cap Fund’s shares.

Independent Trustees	Dollar Range of Equity Securities in the Small Cap Fund	Dollar Range of Equity Securities in the Mid Cap Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies [1]
Mr. William B. Blundin	$10,001 to $50,000	$10,001 to $50,000	$50,001 to $100,000
Mr. Nicholas J. Kovich	$10,001 to $50,000	$10,001 to $50,000	$50,001 to $100,000
Dr. Richard E. Ten Haken	Over $100,000	$10,001 to $50,000	Over $100,000
Mr. Michael R. Walker	None	None	None

Interested Trustees
Mr. William C. Martindale, Jr.	Over $100,000	Over $100,000	Over $100,000
Mr. Robert M. Mitchell	$50,001 to $100,000	$50,001 to $100,000	Over $100,000

1 The Conestoga Funds “family of funds” consists of the Funds and the Institutional Advisors LargeCap Fund.

Board Compensation. The Independent Trustees receive a quarterly retainer of $3,000, $3,500 per quarterly and special in-person meeting, and 50% of such meeting fee for telephonic meetings.  For their positions as Chairman of the Audit Committee and Lead Independent Trustee , Mr. Ten Haken and Mr. Kovich, respectively, are entitled to an additional $ 2,100 per meeting. Mr. Martindale and Mr. Mitchell do not receive compensation in the form of trustee fees from the Trust.  For the fiscal year ended September 30, 2012, the Independent Trustees received the following fees:

Trustee	Aggregate Compensation From the Funds*	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Funds and Fund Complex Paid to Trustee
Mr. William B. Blundin	$11,575	None	None	$24,000
Mr. Nicholas J. Kovich	$14,701	None	None	$31,800
Dr. Richard E. Ten Haken	$14,701	None	None	$31,800
Mr. Michael R. Walker	$11,575	None	None	$24,000

*The Mid Cap Fund commenced operations on March 30, 2012.

For the fiscal year ended September 30, 2012, the Independent Trustees received fees from each of the Funds in the following amounts:

Trustee	Small Cap Fund	Mid Cap Fund*
Mr. William B. Blundin	$11,575	$$0
Mr. Nicholas J. Kovich	$14,701	$$0
Dr. Richard E. Ten Haken	$14,701	$$0
Mr. Michael R. Walker	$9,075	$$2,500

*The Mid Cap Fund commenced operations on March 30, 2012.  The aggregate compensation anticipated to be paid to each Independent Trustee on behalf of the Mid Cap Fund during the Mid Cap Fund’s first full fiscal year ending September 30, 2013 is approximately $250.

Officers.

The following table lists each officer of the Trust, his or her year of birth, position with the Trust, and principal occupations during the past five years.  There is no defined term of office, and each officer of the Trust serves until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor.

Name (Birth Year)	Position(s) Held with the Trust and Length of Time Served	Principal Occupation During Past 5 Years

William C. Martindale, Jr. (1942)	Chairman, since September 2011 and CEO, since September 2010. President, July 2002 –September 2010	See biographical information under “Board of Trustees” above.
Robert M. Mitchell (1969)	Treasurer, since July 2002	See biographical information under “Board of Trustees” above.
Gregory B. Getts (1957)	Assistant Treasurer, since September 2006	President and Owner of Mutual Shareholder Services, LLC, the Funds’ transfer, shareholder servicing, dividend disbursing and accounting servicing agent (“MSS”).
Duane R. D’Orazio (1972)	Secretary, since July 2002 Chief Compliance Officer, since August 2004 Anti-Money Laundering Compliance Officer, since December 2008	Managing Partner and Co-Founder of the Adviser. Head Trader and Chief Compliance Officer of the Adviser.
Mark S. Clewett (1968)	Senior Vice President, since February 2006	Since 2006, Director of Institutional Sales and Client Service for the Adviser; from 1997 through 2005, Senior Vice President—Consultant Relationships for Delaware Investments.

Joseph F. Monahan (1959) David M. Lawson (1951) M. Lorri McQuade (1950)	Senior Vice President , since 2009 Senior Vice President , since 2009 Vice President, since September 2003

Since 2008, Managing Partner, Portfolio Manager, Research Analyst of Conestoga Capital Advisors, LLC; Senior Vice President and Chief Financial Officer of McHugh Associates (2001-2008) .

Since 2008, Managing Partner, Portfolio Manager, Research Analyst of Conestoga Capital Advisors, LLC; President and Chief Operating Officer of McHugh Associates (1995-2008) .

Partner (since 2003) and Administrative Manager (since 2001) of the Adviser.

Michelle L. Patterson (1976) Alida Bakker-Castorano (1960)	Vice President, since September 2003 Vice President since November 2012

Partner (since 2003) and Operations and Marketing Analyst (since 2001) of the Adviser.

Operations Manager and Performance Analyst of Conestoga Capital Advisors, LLC (Since 2011), Client Service at Logan Capital (2009-2011), Operations and Trading Support at McHugh Associates (2001-2009).

The officers of the Trust receive no compensation from the Trust for performing the duties of their offices.

The mailing address of each officer of the Trust is 259 N. Radnor-Chester Road, Radnor Court, Suite 120, Radnor, PA 19087.

ADVISORY AND OTHER CONTRACTS

The following sections describe the Trust’s material agreements for investment advisory, custodial and transfer agency services.

Investment Adviser.

One of the Trust’s most important contracts is with the Adviser, a Delaware limited liability company registered as an investment adviser with the SEC.  The Adviser is 100% owned by Mr. Martindale, Mr. Mitchell, Mr. D’Orazio, Mr. Clewett, Mr. Lawson, Mr. Monahan, Ms. McQuade, and Ms. Patterson.  Messrs. Martindale, Mitchell, D’Orazio, Clewett, Lawson and Monahan are considered “control persons” (as defined in the 1940 Act) of the Adviser.  As of December 31, 2012 , the Adviser managed approximately $ 945 million for numerous clients.

Small Cap Fund Investment Advisory Agreement.

On November 15, 2012 , the Board, including a majority of the Independent Trustees, renewed the investment advisory agreement between the Trust, on behalf of the Small Cap Fund, and the Adviser.

Under the terms of the Advisory Agreement, the Adviser pays all Fund expenses with the exception of the Rule 12b-1 fees, shareholder servicing fees, interest, taxes, brokerage commissions, expenses of Independent Trustees, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Small Cap Fund’s business.  The Advisory Agreement also provides that the Adviser supervises and assists in the overall management of the Trust’s affairs subject to the authority of the Board.  Pursuant to the Advisory Agreement, the Small Cap Fund pays the Adviser a monthly fee calculated at an annual rate of 1.20% of the Small Cap Fund’s average daily net assets.  During the fiscal years ended September 30, 2010 , September 30, 2011 and September 30, 2012, the Small Cap Fund paid the Adviser  $ 1,026,182, $1,621,721 and $2,719,829 , respectively, pursuant to the Advisory Agreement.

The Adviser has contractually agreed to limit Total Annual Fund Operating Expenses to 1.10% of the Small Cap Fund’s average daily net assets until at least February 1, 2014 ..  The Adviser may not recoup any of the fees waived pursuant to this contractual waiver. During the fiscal years ended September 30, 2010 , September 30, 2011 and September 30, 2012 , the Adviser waived $ 123,727 , $225,453 and $ 265,572 , respectively, in fees.

The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the agreement by the Adviser, or a breach of fiduciary duty with respect to receipt of compensation, neither the Adviser nor any of its directors, officers, shareholders, agents, or employees shall be liable to the Trust, the Small Cap Fund or any shareholder of the Small Cap Fund for any error of judgment or mistake of law or for any act or omission in the course of, or connected with, rendering services thereunder or for any loss suffered by the Trust, the Small Cap Fund or any shareholder of the Small Cap Fund in connection with the performance of the agreement.

The Advisory Agreement provides that unless sooner terminated, it will continue in effect as to the Small Cap Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such renewal is approved at least annually by the Board or by a vote of a majority of the outstanding shares of the Small Cap Fund, and in either case, by a majority of the Independent Trustees by votes cast in person at a meeting called for such purpose.  The Advisory Agreement terminates automatically in the event of any assignment, as defined in the 1940 Act.

Mid Cap Fund Investment Advisory Agreement.

On February 9, 2012, the Trust entered into an investment advisory agreement, on behalf of the Mid Cap Fund, with the Adviser, for the provision of investment advisory services to the Mid Cap Fund.  Pursuant to the Advisory Agreement, the Mid Cap Fund pays the Adviser a monthly fee calculated at an annual rate of 0.85% of the Mid Cap Fund’s average daily net assets. During the fiscal period beginning March 30, 2012, the commencement of operations of the Mid Cap Fund, and ended September 30, 2012, the Mid Cap Fund paid the adviser $7,916.

For the Investors Class, the Adviser has contractually agreed to limit the Mid Cap Fund’s “Total Annual Fund Operating Expenses” (excluding taxes, extraordinary expenses, reorganization expenses, brokerage commissions and interest) to 1.35% of the Mid Cap Fund’s average daily net assets until at least February 1, 2014. For the Institutional Class, the Adviser has contractually agreed to limit the Mid Cap Fund’s “Total Annual Fund Operating Expenses” (excluding taxes, extraordinary expenses, reorganization expenses, brokerage commissions and interest) to 1.10% of the Mid Cap Fund’s average daily net assets until at least February 1, 2014.  If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waiver reimbursements for a period not to exceed three years from the date the waiver or reimbursement was made to the extent such a recapture does not cause the “Total Annual Fund Operating Expenses” to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement.  During the fiscal period beginning March 30, 2012, the commencement of operations of the Mid Cap Fund, and ended September 30, 2012, the Adviser waived $54,417 in fees.

The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the agreement by the Adviser, or a breach of fiduciary duty with respect to receipt of compensation, neither the Adviser nor any of its directors, officers, shareholders, agents, or employees shall be liable to the Trust, the Mid Cap Fund or any shareholder of the Mid Cap Fund for any error of judgment or mistake of law or for any act or omission in the course of, or connected with, rendering services thereunder or for any loss suffered by the Trust, the Mid Cap Fund or any shareholder of the Fund in connection with the performance of the agreement.

The Advisory Agreement provides that unless sooner terminated, it will continue in effect as to the Mid Cap Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such renewal is approved at least annually by the Board or by a vote of a majority of the outstanding shares of the Mid Cap Fund, and in either case, by a majority of the Independent Trustees by votes cast in person at a meeting called for such purpose.  The Advisory Agreement terminates automatically in the event of any assignment, as defined in the 1940 Act.

Small Cap Fund Portfolio Managers.

This section includes information about William C. Martindale, Jr. and Robert M. Mitchell, the Small Cap Fund’s portfolio managers, including information concerning other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

It is expected that, as of January 1, 2014, Joseph F. Monahan will added as a portfolio manager to the Small Cap Fund in anticipation of Mr. Martindale’s expected retirement in the year 2014.

Other Accounts

Portfolio Manager	Number of Other Accounts (Total Assets)* as of September 30, 2012	Number of Other Accounts (Total Assets)* Subject to a Performance Fee as of September 30, 2012
William C. Martindale, Jr.
Registered Investment Companies	1 ($29.05 million)	None
Other Pooled Investment Vehicles	1 ($31.80 million)	None
Other Accounts	61 ($42.44 million)	None
Robert M. Mitchell
Registered Investment Companies Other Pooled Investment Vehicles	1 ($29.05 million) 1($31.80 million)	None None
Other Accounts	147 ($794.56 million)	None

* Rounded to the nearest million.

Mid Cap Fund Portfolio Managers.

This section includes information about William C. Martindale, Jr., Robert M. Mitchell, David M. Lawson and Joseph F. Monahan, the Mid Cap Fund’s portfolio managers, including information concerning other accounts they manage, the dollar range of Funds shares they own and how they are compensated.

Mr. Martindale is expected to retire in the year 2014.

Other Accounts

Lead Portfolio Managers	Number of Other Accounts (Total Assets)* as of September 30, 2012	Number of Other Accounts (Total Assets)* Subject to a Performance Fee as of September 30, 2012
William C. Martindale, Jr.
Registered Investment Companies	1 ($29.05 million)	None
Other Pooled Investment Vehicles	1 ($31.80 million)	None
Other Accounts	61 ($42.44 million)	None
David M. Lawson
Registered Investment Companies Other Pooled Investment Vehicles	0 0	None None
Other Accounts	11 ($12.21 million)	None

* Rounded to the nearest million.

Co-Portfolio Managers	Number of Other Accounts (Total Assets)* as of September 30, 2012	Number of Other Accounts (Total Assets)* Subject to a Performance Fee as of September 30, 2012
Robert M. Mitchell
Registered Investment Companies	1 ($29.05 million)	None
Other Pooled Investment Vehicles	1 ($31.80 million)	None
Other Accounts	147 ($794.56 million)	None
Joseph F. Monahan
Registered Investment Companies Other Pooled Investment Vehicles	0 0	None None
Other Accounts	0	None

* Rounded to the nearest million.

In managing other investment companies, other pooled investment vehicles and other accounts, the Adviser may employ strategies similar to those employed by the Fund s ..  As a result, these other accounts may invest in the same securities as the Fund s ..  The SAI section entitled “Portfolio Transactions” discusses the various factors that the Adviser considers in allocating investment opportunities among the Funds and other similarly managed accounts.

Fund Ownership

As of September 30, 2012 , Mr. Martindale owned from $100,001 to $500,000 of each of the Fund’s shares and Mr. Mitchell owned from $50,001 to $100,000 of the Small Cap Fund’s shares and $10,001 to $50,000 of the Mid Cap Fund’s shares.  Mr. Lawson owned from $100,001 to $500,000 of the Mid Cap Fund’s shares.  Mr. Monahan owned from $10,001 to $50,000 of the Mid Cap Fund’s shares.

Compensation

Each of the Fund’s portfolio managers is a partner of the Adviser.  As such, each portfolio manager receives a share of the Adviser’s annual profits, as specified in the manager’s partnership agreement with the Adviser, from the Adviser’s management of the Funds and all other accounts.

Custodian.

UMB Bank, N.A., 928 Grand Boulevard, 5th Floor, Kansas City, MO 64106 (the “Custodian”) serves as custodian for the assets of the Funds under an agreement with the Trust, on behalf of the Fund s , and the Adviser, dated November 28 , 2006 (the “Custodian Agreement”).  Under the Custody Agreement, the Custodian holds the Funds’ securities and keeps all necessary accounts and records.  Under this Agreement, the Custodian (1) maintains a separate account or accounts in the name of the Fund s ; (2) makes receipts and disbursements of money on behalf of the Fund s ; (3) collects and receives all income and other payments and distributions on account of the Funds’ securities; and (4) responds to correspondence from security brokers and others relating to its duties.  The Custodian may, with the approval of the Funds and at the Custodian’s own expense, open and maintain a sub-custody account or accounts on behalf of the Fund s , provided that the Custodian shall remain liable for the performance of all of its duties under the Custodian Agreement.

Distribution Plan.

The Trust, on behalf of the Small Cap Fund, has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”).  Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the fund under Rule 12b-1.  The Distribution Plan provides that the Funds may incur distribution expenses related to the sale of shares of up to 0.25% per annum of the Small Cap Fund’s average daily net assets.  As of October 1, 2004, the Small Cap Fund ceased making payments under the Distribution Plan and has no current intention of resuming such payments.

The Distribution Plan provides that the Small Cap Fund may finance activities that are primarily intended to result in the sale of the Small Cap Fund’s shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers and shareholder servicing agents who enter into agreements with the Small Cap Fund.

In approving the Distribution Plan in accordance with the requirements of Rule 12b-1 under the 1940 Act, the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the “Rule 12b-1 Trustees”), considered various factors and determined that there is a reasonable likelihood that the Plan will benefit the Small Cap Fund and its shareholders.  The Distribution Plan will continue in effect from year to year if specifically approved annually (a) by the majority of the Small Cap Fund’s outstanding voting shares or by the Board and (b) by the vote of a majority of the Rule 12b-1 Trustees cast in person at a meeting called specifically for the purpose of voting on the Distribution Plan.  While the Distribution Plan remains in effect, the Small Cap Fund will furnish to the Board a written report of the amounts spent by the Small Cap Fund under the Plan and the purposes for these expenditures.  The Distribution Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval and all material amendments to the Distribution Plan must be approved by a majority of the Board and by the Rule 12b-1 Trustees in a vote cast in person at a meeting called specifically for that purpose.  While the Distribution Plan is in effect, the selection and nomination of the Independent Trustees shall be made by those Independent Trustees then in office, and a majority of the Board shall be comprised of Independent Trustees.

Small Cap Fund Shareholder Servicing Plan.

Effective August 12, 2004 , the Trust adopted a shareholder servicing plan on behalf of the Small Cap Fund.  Payments made under the Shareholder Servicing Plan to shareholder servicing agents (which may include affiliates of the Adviser) are for administrative support services to customers who may from time to time beneficially own shares.  These services may include: (i) establishing and maintaining accounts and records relating to shareholders; (ii) processing dividend and distribution payments from the Small Cap Fund on behalf of shareholders; (iii) providing information periodically to shareholders showing their positions in shares and integrating such statements with those of other transactions and balances in shareholders’ other accounts serviced by such financial institution; (iv) arranging for bank wires; (v) responding to shareholder inquiries relating to the services performed; (vi) responding to routine inquiries from shareholders concerning their investments; (vii) providing subaccounting with respect to shares beneficially owned by shareholders, or the information to the Small Cap Fund necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from the Small Cap Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (ix) assisting in processing purchase, exchange and redemption requests from shareholders and in placing such orders with the Trust’s service contractors; (x) assisting shareholders in changing dividend options, account designations and addresses; (xi) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; and (xii) providing such other similar services as the Small Cap Fund may reasonably request to the extent that the agent is permitted to do so under applicable statutes, rules and regulations.

As stated in the Prospectus, for these services, the Small Cap Fund may pay a fee at an annual rate of up to 0.25% of the average daily net assets of the shares serviced by the agent.  For each of the fiscal years ended September 30, 2010, 2011 and 2012 , the Small Cap Fund paid no fees under the Shareholder Servicing Plan ..

The Shareholder Servicing Plan was also adopted in accordance with Rule 12b-1 under the 1940 Act.  Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the fund under Rule 12b-1.  In approving the Shareholder Servicing Plan in accordance with the requirements of Rule 12b-1 under the 1940 Act, the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Shareholder Servicing Plan or in any agreements related to the Plan (the “Rule 12b-1 Trustees”), considered various factors and determined that there is a reasonable likelihood that the Shareholder Servicing Plan will benefit the Small Cap Fund’s shareholders.  The Shareholder Servicing Plan will continue in effect from year to year if specifically approved annually (a) by the majority of the Small Cap Fund’s outstanding voting shares or by the Board and (b) by the vote of a majority of the Rule 12b-1 Trustees cast in person at a meeting called specifically for the purpose of voting on the Shareholder Servicing Plan.

Mid Cap Fund Shareholder Servicing Plan

Effective August 12, 2004, the Trust adopted a Shareholder Servicing Plan on behalf of the Mid Cap Fund’s Investors Class shareholders.  Payments made under the Shareholder Servicing Plan to shareholder servicing agents (which may include affiliates of the Adviser) are for administrative support services to customers who may from time to time beneficially own Investors Class shares.  These services may include: (i) establishing and maintaining accounts and records relating to Investors Class shareholders; (ii) processing dividend and distribution payments from the Fund on behalf of Investors Class shareholders; (iii) providing information periodically to Investors Class shareholders showing their positions in shares and integrating such statements with those of other transactions and balances in shareholders’ other accounts serviced by such financial institution; (iv) arranging for bank wires; (v) responding to Investors Class shareholder inquiries relating to the services performed; (vi) responding to routine inquiries from Investors Class shareholders concerning their investments; (vii) providing sub-accounting with respect to Investors Class shares beneficially owned by shareholders, or the information to the Mid Cap Fund necessary for sub-accounting; (viii) if required by law, forwarding Investors Class shareholder communications from the Mid Cap Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (ix) assisting in processing purchase, exchange and redemption requests from Investors Class shareholders and in placing such orders with the Trust’s service contractors; (x) assisting Investors Class shareholders in changing dividend options, account designations and addresses; (xi) providing Investors Class shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; and (xii) providing such other similar services as the Mid Cap Fund may reasonably request to the extent that the agent is permitted to do so under applicable statutes, rules and regulations.

As stated in the Prospectus, for these services, the Investors Class of the Mid Cap Fund may pay a fee at an annual rate of up to 0.25% of the average daily net assets of the Investor Class shares serviced by the agent.  For each of the fiscal period beginning March 30, 2012, the commencement of operations of the Mid Cap Fund, and ended September 30, 2012, the Investors Class of the Mid Cap Fund paid $2,328 under the Shareholder Servicing Plan.

The Shareholder Servicing Plan was also adopted in accordance with Rule 12b-1 under the 1940 Act.  Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the fund under Rule 12b-1.  In approving the Shareholder Servicing Plan in accordance with the requirements of Rule 12b-1 under the 1940 Act, the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Shareholder Servicing Plan or in any agreements related to the Plan (the “Rule 12b-1 Trustees”), considered various factors and determined that there is a reasonable likelihood that the Shareholder Servicing Plan will benefit the Fund’s Investors Class shareholders.  The Shareholder Servicing Plan will continue in effect from year to year if specifically approved annually (a) by the majority of the Fund’s outstanding voting Investors Class shares or by the Board and (b) by the vote of a majority of the Rule 12b-1 Trustees cast in person at a meeting called specifically for the purpose of voting on the Shareholder Servicing Plan.

Transfer, Shareholder Servicing, Dividend Disbursing and Fund Accounting Agent.

Small Cap Fund

On July 15, 2003, the Trust, on behalf of the Small Cap Fund, the Adviser, and Mutual Shareholder Services, LLC entered into an Accounting Services Agreement and a Transfer Agent Agreement.  These Agreements provide that MSS serve as transfer, shareholder servicing, dividend disbursing and accounting servicing agent of the Small Cap Fund.  Unless otherwise terminated, each Agreement will remain in force for a period of three (3) years; provided, however, that any party may terminate the agreement without penalty upon 60 days’ notice.  For services performed under the Agreements, MSS receives $11.50 annual fee per shareholder account subject to a monthly minimum of $775 plus $1,750 per month for fund accounting, subject to certain discounts.  Under the Agreements, the Adviser also agrees to reimburse MSS for certain out-of-pocket Small Cap Fund expenses related to the services that MSS provides to the Trust.

Mid Cap Fund

On February 9, 2012, the Trust, on behalf of the Mid Cap Fund, the Adviser, and Mutual Shareholder Services, LLC entered into an Accounting Services Agreement and a Transfer Agent Agreement.  These Agreements provide that MSS serve as transfer, shareholder servicing, dividend disbursing and accounting servicing agent of the Mid Cap Fund.  Unless otherwise terminated, each Agreement will remain in force for a period of three (3) years; provided, however, that any party may terminate the agreement without penalty upon 90 days’ notice.  For services performed under the Agreements, MSS receives $11.50 annual fee per shareholder account subject to a monthly minimum of $775 plus $1,850 per month for fund accounting, subject to certain discounts.  Under the Agreements, the Adviser also agrees to reimburse MSS for certain out-of-pocket Mid Cap Fund expenses related to the services that MSS provides to the Trust.

Independent Registered Public Accounting Firm.

BBD, LLP 1835 Market Street 26th Floor , Philadelphia, PA 19103, serves as the Trust’s independent registered public accounting firm.

Legal Counsel.

Drinker Biddle & Reath LLP, One Logan Square, Ste. 2000, Philadelphia, PA 19103, serves as counsel to the Trust.

Code of Ethics.

The Trust and the Adviser have each adopted a Code of Ethics to which all investment personnel and all other access persons of the Funds and the Adviser must conform.  Investment personnel must refrain from certain trading practices and are required to report certain personal investment activities.  Violations of the Codes of Ethics can result in penalties, suspension, or termination of employment.

Proxy Voting Policy

The Trust has adopted Proxy Voting Policy and Procedures to: (1) ensure that the Trust votes proxies in the best interests of shareholders of the Funds with a view toward maximizing the value of their investments; (2) address any conflicts that may arise between Fund shareholders on the one hand, and “affiliated persons” of the Funds or of the Adviser (or its affiliates) on the other; (3) provide for oversight of proxy voting by the Board; and (4) provide for the disclosure of the Funds’ proxy voting records and this Policy.

The Trust has delegated the responsibility for voting proxies on behalf of the Funds with respect to all equity securities held by the Funds to the Adviser, in accordance with this Policy, subject to oversight by the Board.  The Board has reviewed the Adviser’s Proxy Voting Policy and Procedures (the “Adviser’s Policy”) and has determined that it is reasonably designed to ensure that the Adviser will vote all proxies in the best interests of the Funds’ shareholders, untainted by conflicts of interests.  The Trust’s Policy and the Adviser’s Policy are attached to this SAI at Appendix B.  Both Policies are subject to Board review annually.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available: (1) without charge, upon request, by calling 1-800-320-7790; (2) at the Funds’ website (www.conestogacapital.com); and (3) at the SEC’s website (www.sec.gov).

Portfolio Transactions.

Under the Advisory Agreement s , the Adviser determines, subject to the general supervision of the Board, and in accordance with the Funds’ investment objective s , policies and limitations, which securities are to be purchased and sold by the Fund s , and which brokers are to be eligible to execute their portfolio transactions.  Portfolio securities purchased or sold through a broker-dealer usually include a brokerage commission.  At times, the Funds may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers.  These transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund s ..  While the Adviser generally seeks competitive spreads or commissions, the Funds may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.  The allocation of transactions to brokers and dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders.  The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

Subject to the consideration by the Adviser to obtain the best net price and the most favorable execution of the order, factors considered by the Adviser in selecting brokers or dealers include, but are not limited to: the quality and promptness of their execution (e.g., price paid or obtained for a security, speed of execution, ability to “work” a large order, etc.); their effectiveness of transaction clearing and settlement; their liquidity and the amount of capital commitment by the broker or dealer; the degree to which they have been available and responsive to the Adviser the quality and promptness of research and brokerage services provided to the Adviser (both in general and with respect to particular accounts); and whether the investment in question was brought to the Adviser’s attention by the particular broker-dealer.

Subject to the consideration of obtaining best execution, brokers and dealers who provide supplemental investment research to the Adviser may receive orders for transactions by the Trust.  Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the investment advisory fee payable to the Adviser by the Fund s ..  Such information may be useful to the Adviser in serving both the Trust and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to the Trust.

Multiple orders for the purchase or sale of the same security on behalf of clients of the Adviser are generally aggregated for block execution.  The Adviser will aggregate transactions for block execution only upon making a good-faith determination that the accounts participating in the block trade will benefit from such aggregation, if such aggregation is consistent with the Adviser’s duty to seek best execution (including duty to seek best price) for its clients, and if such aggregation is consistent with the terms of the investment advisory agreement with each client for which trades are being executed.

All accounts participating in a block execution receive the same execution price for equity or fixed income securities purchased or sold, as the case may be, for such accounts on a trading day.

In the event that a proprietary account is participating with the Funds in the block transaction, the proprietary account may receive an allocation only when the allocation is performed on a pro rata basis across all participating clients.  In the event that the Adviser deems it necessary to allocate the partially executed order on a basis other than pro rata, the proprietary account shall be excluded from receiving any allocation of the executed order, resulting in the allocation being made to the Funds only.

Investment decisions for the Funds are made independently from those made for any other account managed by the Adviser.  Such other accounts may also invest in the securities and may follow similar investment strategies as the Fund s ..  When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and any other account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to both the Fund and account.  In some instances, this investment procedure may affect the price paid or received by a Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only the Fund had participated in or been allocated such trades.  To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other accounts in order to obtain best execution.  In making investment recommendations for the Fund s , the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Funds is a customer of the Adviser or its affiliates.

The Small Cap Fund, during the fiscal years ended September 30, 2010 , September 30, 2011 and September 30, 2012, paid $161,183 , $166,806 and $343,014 , respectively, in brokerage commissions.  During the fiscal year ended September 30, 2012 , the Adviser, through agreements or understandings with brokers, or otherwise through an internal allocation procedure, directed the Small Cap Fund’s brokerage transactions to brokers because of research services provided.  These transactions amounted to $ 43,634,471 and the related commissions amounted to $ 96,383.71 ..

The Mid Cap Fund, during the fiscal period beginning March 30, 2012, the commencement of operations of the Mid Cap Fund, and ended September 30, 2012, paid $2,677 in brokerage commissions.  During the fiscal period ended September 30, 2012 , the Adviser, through agreements or understandings with brokers, or otherwise through an internal allocation procedure, directed the Mid Cap Fund’s brokerage transactions to brokers because of research services provided.  These transactions amounted to $533,269 and the related commissions amounted to $512.50.

As of September 30, 2012, the Funds held no securities of their regular brokers or dealers (or their parents).

FINANCIAL STATEMENTS

The audited financial statements of the Trust, with respect to the Fund s , for the fiscal year or period ended September 30, 2012 included in the Funds’ most recent annual report are incorporated by reference herein.  No other parts of the annual report are incorporated by reference.

ADDITIONAL INFORMATION

Description of Shares.

The Agreement and Declaration of Trust, as may be amended, (the “ Trust Instrument ”) authorizes the Board to issue an unlimited number of shares, which are units of beneficial interest, with a par value of $.001 per share.  The Trust currently has three series of shares, which represent interests in the Funds and one other series of the Trust, the Institutional Advisors LargeCap Fund.

The Trust’s Trust Instrument authorizes the Board to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion.  When issued for payment as described in the Prospectus and this SAI, the Trust’s shares will be fully paid and non-assessable.  In the event of a liquidation or dissolution of the Trust, shares of the Funds are entitled to receive the assets available for distribution belonging to the Fund s , and a proportionate distribution, based upon the relative asset values of the respective Funds , of any general assets not belonging to any particular Fund that are available for distribution.

Shares of the Trust are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote.  There will normally be no meetings of shareholders for the purpose of electing members of the Board unless and until such time as less than a majority of the Board have been elected by the shareholders except upon the formation of the Trust, at which time the members of the Board then in office will call a shareholders’ meeting for the election of Trustees.  A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares.  Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act (i.e., persons who have been shareholders for at least six months, and who hold shares having a net asset value of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders).  Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Shareholder and Trustee Liability.

The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust, such as the Trust, shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Trust Instrument provides that shareholders of the Trust shall not be liable for the obligations of the Trust.  The Trust Instrument also provides for indemnification out of Trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder.  The Trust Instrument also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon.  Thus, the risk of a shareholder incurring financial loss because of shareholder liability is considered to be extremely remote.

The Trust Instrument states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Trust’s business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties.  The Trust Instrument also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

The Trust Instrument provides that the Board has broad powers to amend the Trust Instrument or approve the reorganization of the Funds or any future series thereof, without the approval of shareholders, unless such approval is otherwise required by law.  The Trust Instrument allows the Trustees to take actions upon the authority of a majority of Board by written consent in lieu of a meeting.

Shareholder Voting Procedures.

The Trust’s Bylaws define the rights and obligations of the Trust’s officers and provide rules for routine matters such as calling meetings.  The Bylaws govern the use of proxies at shareholder meetings.  According to the Bylaws, proxies may be given by telephone, computer, other electronic means or otherwise pursuant to procedures reasonably designed, as determined by the Board, to verify that the shareholder has authorized the instructions contained therein.

Principal Holders of Securities.

The following table shows, to the best knowledge of the Trust, the beneficial or record holders of 5% or more of the Small Cap Fund’s shares as of December 31, 2012 ..  A beneficial owner of more than 25% of the Small Cap Fund’s’ shares is presumed, under the 1940 Act, to control the Small Cap Fund.   Shareholders controlling the Small Cap Fund could have the ability to vote a majority of the shares of the Small Cap Fund on any matter requiring approval of the shareholders of the Small Cap Fund.

Name and Address	Percent of the Small Cap Fund
Charles Schwab Special Custody Account 211 Main Street San Francisco, CA 94105	15.98%
National Penn Investors Trust 2201 Ridgewood Rd. #180 Wyomissing, PA 19610-1190	10.76%
NFS, LLC One World Financial Centre 5th Floor New York, NY 10281	8.10%

The following table shows, to the best knowledge of the Trust, the beneficial or record holders of 5% or more of the Mid Cap Fund’s shares as of December 31, 2012.  A beneficial owner of more than 25% of the Mid Cap Fund’s shares is presumed, under the 1940 Act, to control the Funds.  Shareholders controlling a class of the Mid Cap Fund could have the ability to vote a majority of the shares of the class on any matter requiring approval of the shareholders of the class of the Mid Cap Fund.

Name and Address	Percent of the Mid Cap Fund
FBO-NFS, LLC One World Financial Centre 5th Floor New York, NY 10281	21.96%
NFS, LLC – Individual Investor	9.02%
Mr. David M. Lawson Conestoga Capital Advisors 259 N. Radnor Chester Rd. Ste 120 Radnor, Pa 19087	8.59%
NFS, LLC – Individual Investor	8.59%
NFS, LLC – Individual Investor	5.15%

Miscellaneous.

The Trust is registered with the SEC as an open-end management investment company.  Such registration does not involve supervision by the SEC of the management or policies of the Trust.

The Prospectus and this SAI do not include certain information contained in the registration statement filed with the SEC.  Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a forward-looking opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days.  The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitments ; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments .

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – A short-term obligation rated “D” is in payment default.  The “D” rating category is used when payments on an obligation are not made on the date due , unless Standard & Poor’s believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five business days will be treated as five business days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks – Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings .  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency ..

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments ..  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.  The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality.  This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality.  This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality.  This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk.  Default is a real possibility.

“RD” – Restricted default.  Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Applicable to entity ratings only.

“D” – Default.  Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner.  Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims.  The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality.  The capacity for the payment of short-term financial obligations as they fall due is exceptionally high.  Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality.  The capacity for the payment of short-term financial obligations as they fall due is very high.   Differs from “R-1 (high)” by a relatively modest degree.  Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial.  Overall strength is not as favorable as higher rating categories.  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.  A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality.  There is a capacity for the payment of short-term financial obligations as they fall due.  May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality.  The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” implies a financial obligation has not been met or it is clear that a financial obligation will not be met in the near future, or a debt instrument has been subject to a distressed exchange.  A downgrade to “D” may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations, or extenuating circumstance may exist.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong ..

“AA” – An obligation rated “AA” differs from the highest - rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC ,” “CC ” and “C ” – Obligations rated “BB,” “B,” “CCC ,” “CC ” and “C ” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “C ” the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations  rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” – A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default.  Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

“D” – An obligation rated “D” is in payment default.  The “D” rating category is used when payments on an obligation are not made on the date due , unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.  An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more.  They address the possibility that a financial obligation will not be honored as promised.  Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default.  The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality.  “AAA” ratings denote the lowest expectation of credit risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality.  “AA” ratings denote expectations of very low credit risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality.  “A” ratings denote expectations of low credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality.  “BBB” ratings indicate that expectations of credit risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative.  “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative.  “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics.  Fitch believes that this approach better aligns obligations that have comparable expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the “AAA” obligation rating category , or to corporate finance obligation ratings in the categories below “ CCC ”.

The DBRS long-term rating scale provides an opinion on the risk of default.  That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued.  Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims.  All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”.  The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.  The following summarizes the ratings used by DBRS for long-term debt:

“AAA” -  Long-term debt rated “AAA” is of the highest credit quality.  The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality.  The capacity for the payment of financial obligations is considered high.  Credit quality differs from “AAA” only to a small degree.  Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality.  The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.”  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality.  The capacity for the payment of financial obligations is considered acceptable.  May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality.  The capacity for the payment of financial obligations is uncertain.  Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations.  There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range.  Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” implies that a financial obligation has not been met or it is clear that a financial obligation will not be met in the near future or a debt instrument has been subject to a distressed exchange.  A downgrade to “D” may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

h  Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

h  Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity.  Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity.  MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating.  MIG ratings are divided into three levels – “MIG-1” through “MIG-3”.  In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade.   The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” – This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned :  a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.  The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support, generally, will terminate if the issuer’s long-term rating drops below investment grade.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” – Is assigned to an unrated obligation.

About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations.  Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.  Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS.  Ratings are not buy, hold or sell recommendations and they do not address the market price of a security.  Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

APPENDIX B - PROXY VOTING POLICIES

Conestoga Funds

Proxy Voting Policy and Procedures

The Board of Trustees (the “Board”) of Conestoga Funds (“Conestoga”) has adopted this Proxy Voting Policy and Procedures to:

•

ensure that Conestoga votes proxies in the best interests of shareholders of its series portfolios (each a “Fund”) with a view toward maximizing the value of their investments;

•

address any conflicts that may arise between shareholders on the one hand; and “affiliated persons” of the Funds or of Conestoga Capital Advisors, LLC (the “Adviser”) or the principal underwriter of the Funds (or their affiliates) (all referred to as “Affiliated Persons”) on the other;

•

provide for oversight of proxy voting by the Board; and

•

provide for the disclosure of the Funds’ proxy voting records and this Policy.

I.

Delegation to the Adviser

Conestoga hereby delegates the responsibility for voting proxies on behalf of the Funds with respect to all equity securities held by the Funds to the Adviser, in accordance with this Policy, subject to oversight by the Board.

The Board has reviewed the Adviser’s Proxy Voting Policy and Procedures (the “Adviser’s Policy”) and has determined that it is reasonably designed to ensure that the Adviser will vote all proxies in the best interests of each Fund’s shareholders, untainted by conflicts of interests.  The Adviser’s Policy (attached as Exhibit A) is adopted as part of this Policy.  The Board must approve any material change in the Adviser’s Policy before it becomes effective with respect to the Funds.

II.

Disclosure

A.

Voting Records

In accordance with Rule 30b1-4 under the Investment Company Act of 1940, as amended, Conestoga shall file annually with the Securities and Exchange Commission (the “SEC”) on Form N-PX (or such other form as the SEC may designate) each Fund’s proxy voting records for the most recent twelve–month period ended June 30 (the “Voting Records”).  The Funds shall publish their Voting Records on their own public website as soon as is reasonably practicable after Conestoga files the Voting Records with the SEC.

The Voting Records shall consist of, for each proposal on which a Fund was entitled to vote with respect to a security held by the Fund (for the designated time period of the Voting Records):

•

the name of the issuer of the portfolio security

•

the exchange ticker symbol of the portfolio security

•

the CUSIP number for the portfolio security

•

the shareholder meeting date

•

a brief identification of the matter voted upon

•

whether the matter was proposed by the issuer or by a security holder

•

whether the Fund cast a vote and, if so, how the vote was cast

•

whether the vote cast was for or against management of the issuer

B.

Disclosure about the Policy and How to Obtain Information

Description of the Policy.  The Funds’ statement of additional information (“SAI”) shall describe this Policy, including the Adviser’s Policy.  In lieu of a detailed description, a copy of this Policy and the Adviser’s Policy may be included in the SAI as an appendix, with a brief statement in the SAI itself.

A copy of the detailed description or of this Policy and the Adviser’s Policy shall be posted on the Fund’s website.

How to obtain a copy of the Policy.  The Funds shall disclose in all shareholder reports that a description of this Policy is available

•

without charge, upon request, by calling a toll-free number;

•

at the Funds’ website; and

•

at the SEC’s website, www.sec.gov.

How to obtain a copy of proxy votes.  The Funds shall disclose in all shareholder reports and the SAI that information regarding how the Funds voted proxies relating to portfolio securities is available:

•

without charge, upon request, by calling a toll-free number;

•

at the Fund’s website; and

•

at the SEC’s website, www.sec.gov.

The Funds must send the information disclosed in their most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

III.

Board Review

The Adviser shall report to the Board, at least annually, the Voting Records in a form as the Board may request.  This report shall:

•

describe any conflicts of interests that were identified in connection with the voting of securities under the Adviser’s Policy and how they were addressed; and

•

summarize all votes that were made other than in accordance with the Adviser’s Policy.

The Board shall review this Policy and the Adviser’s Policy at the same meeting, and determine whether any amendments to either Policy would be appropriate.

Adopted: October 30, 2003

Exhibit A

CONESTOGA CAPITAL ADVISORS, LLC

Introduction

Rule 206(4)-6 under the Advisers Act requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients.  The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request.  Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

CCA votes proxies for a great majority of its clients, and therefore has adopted and implemented this Proxy Voting Policy and Procedures.  Any questions about this document should be directed to the Robert Mitchell, CCA’s Proxy Administrator.

Policy

It is the policy of CCA to vote client proxies in the interest of maximizing Shareholder Value.  To that end, CCA will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least.  Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supersede this policy.  Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client’s cost.

Procedures for Identification and Voting of Proxies

These proxy voting procedures are designed to enable CCA to resolve material conflicts of interest with clients before voting their proxies in the interest of shareholder value.

1.

CCA shall maintain a list of all clients for which it votes proxies.  The list will be maintained either in hard copy or electronically and updated by the Proxy Administrator who will obtain proxy voting information from client agreements.

As part of the account opening procedure, all new signed contracts or new account instructions must be sent to the Proxy Administrator no later than ten (10) days from the date a new account starts trading. Alternatively, The Client Services Manager, as part of the account opening procedure, will inform the Proxy Administrator that CCA will vote proxies for the new client.

2.

CCA shall work with the client to ensure that CCA is the designated party to receive proxy voting materials from companies or intermediaries.  To that end, new account forms of broker-dealers/custodians will state that CCA should receive this documentation.   The designation may also be made by telephoning contacts and/or client service representatives at broker-dealers/custodians.

3.

CCA uses Broadridge, a third-party proxy voting service provider, to assist in its proxy voting process.  The Proxy Administrator will ensure that Broadridge receives proxy voting materials directly from the broker-dealers/custodians.

4.

CCA Absent specific client instructions, the Proxy Administrator votes client proxies through Broadridge according to the Glass Lewis recommendations.

For any client who has provided specific voting instructions, the Proxy Administrator shall vote that client’s proxy in accordance with the client’s written instructions.

Proxies of clients who have selected their own third party to vote proxies, and whose proxies were received by CCA, shall be forwarded to the designee for voting and submission.

5.

The Proxy Administrator will reasonably try to assess any material conflicts between CCA’s interests and those of its clients with respect to proxy voting by considering the situations identified in the Conflicts of Interest section of this document.

6.

So long as there are no material conflicts of interest identified, CCA will vote proxies according to the Glass Lewis recommendation.  CCA may also elect to abstain from voting if it deems such abstinence in its clients’ best interests.  The rationale for “abstain” votes will be documented and the documentation will be maintained in the permanent file.

7.

CCA is not required to vote every client proxy and such should not necessarily be construed as a violation of CCA’s fiduciary obligations.  CCA shall at no time ignore or neglect its proxy voting responsibilities.  However, there may be times when refraining from voting is in the client’s best interest, such as when an adviser’s analysis of a particular client proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client (i.e., casting a vote on a foreign security may require that the adviser engage a translator or travel to a foreign country to vote in person).  Such position also complies with Interpretive Bulletin 94-2 of the DOL.

8.

The Proxy Administrator shall be responsible for conducting the proxy voting cost-benefit analysis in those certain situations in which CCA believes it may be in its clients’ best interest for CCA not to vote a particular proxy.  The Proxy Administrator shall maintain documentation of any cost/benefit analysis with respect to client proxies that were not voted by CCA.

9.

If the Proxy Administrator detects a conflict of interest, the following process will be followed:

a.

The Proxy Administrator will, as soon as practicable, convene the Proxy Voting Committee (the “Committee”). Members of the Committee include persons listed on Attachments A, none of which directly reports to another member of the Committee. The Proxy Administrator will serve as the chairperson.

b.

The Proxy Administrator, at inception of the Committee meeting, will appoint a Secretary, whose role it will be to keep careful and detailed minutes.

c.

The Proxy Administrator will identify for the Committee the issuer and proposal to be considered.  The Proxy Administrator will also identify the conflict of interest that has been detected.  The Proxy Administrator will also identify the Glass Lewis recommendation and the vote he believes is in the interest of shareholder value and the reasons why.

d.

The members of the Committee will then consider the proposal by reviewing the proxy voting materials and any additional documentation a member(s) feels necessary in determining the appropriate vote.  Members of the Committee may wish to consider the following questions:

•

Whether adoption of the proposal would have a positive or negative impact on the issuer’s short term or long term value.

•

Whether the proposal itself is well framed and reasonable.

•

Whether implementation of the proposal would achieve the objectives sought in the proposal.

•

Whether the issues presented would best be handled through government or issuer-specific action.

e.

Upon the provision of a reasonable amount of time to consider the proposal, each member of the Committee will in turn announce to the Committee his decision on whether CCA will vote for or against the proposal.  Members of the Committee are prohibited from abstaining for the Committee vote and are prohibited from recommending that CCA refrain from voting on the proposal, although “abstain” votes are permitted.  The Secretary will record each member’s vote and the rationale for his decision.

f.

After each member of the Committee has announced his vote, the Secretary will tally the votes.  The tally will result in one of the following two decisions:

•

If all members of the Committee have voted in the same direction on the proposal, all of CCA’s proxies for that proposal will be voted in such direction.  The Secretary will document the unanimous vote and all minutes will be maintained in the permanent file.

•

If a unanimous decision cannot be reached by the Committee, CCA will, at its expense, engage the services of an outside proxy voting service or consultant who will provide an independent recommendation on the direction in which CCA should vote on the proposal.  The proxy voting service’s or consultant’s determination will be binding on CCA.

10.

The Proxy Administrator shall collect and submit the proxy votes in a timely manner.

11.

The Proxy Administrator  will report any attempts by CCA’s personnel to influence the voting of client proxies in a manner that is inconsistent with CCA’s Policy.  Such report shall be made to one of CCA’s managing partners, or if the partner is the person attempting to influence the voting, then to CCA’s outside counsel.

12.

All proxy votes will be recorded and the following information will be maintained by the Proxy Administrator or Broadridge:

•

The name of the issuer of the portfolio security;

•

The exchange ticker symbol of the portfolio security;

•

The Council on Uniform Securities Identification Procedures ("CUSIP") number for the portfolio security;

•

The shareholder meeting date;

•

The number of shares CCA is voting on firm-wide;

•

A brief identification of the matter voted on;

•

Whether the matter was proposed by the issuer or by a security holder;

•

Whether or not CCA cast its vote on the matter;

•

How CCA cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

•

Whether CCA cast its vote with or against management; and

•

Whether any client requested an alternative vote of its proxy.

In the event that CCA votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a client requires CCA to vote a certain way on an issue, while CCA deems it beneficial to vote in the opposite direction for its other clients) in the permanent file.

Conflicts of Interest

Although CCA has not currently identified any material conflicts of interest that would affect its proxy voting decisions, it is aware of the following potential conflicts that could exist in the future:

▪

Conflict: CCA retains an institutional client, or is in the process of retaining an institutional client that is affiliated with an issuer that is held in CCA’s client portfolios.  For example, CCA may be retained to manage CCA’s pension fund.  CCA is a public company and CCA client accounts hold shares of CCA.  This type of relationship may influence CCA to vote with management on proxies to gain favor with management.  Such favor may influence CCA’s decision to continue its advisory relationship with CCA.

▪

Conflict: CCA retains a client, or is in the process of retaining a client that is an officer or director of an issuer that is held in CCA’s client portfolios.  The similar conflicts of interest exist in this relationship as discussed above.

▪

Conflict: CCA’s employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers.  For example, the spouse of an CCA employee may be a high-level executive of an issuer that is held in CCA’s client portfolios.  The spouse could attempt to influence CCA to vote in favor of management.

▪

Conflict:  CCA or an employee(s) personally owns a significant number of an issuer’s securities that are also held in CCA’s client portfolios.  For any number of reasons, an employee(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy.  The employee(s) could oppose voting the proxies according to the policy and successfully influence CCA to vote proxies in contradiction to the policy.

▪

Conflict:  CCA or its affiliate has a financial interest in the outcome of a vote, such as when CCA receives distribution fees (i.e., Rule 12b-1 fees) from mutual funds that are maintained in client accounts and the proxy relates to an increase in 12b-1 fees.

Resolution:  Upon the detection of a material conflict of interest, the procedure described under
Item 8 of the Procedures for Identification and Voting of Proxies section above will be followed.

CCA realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its employees to notify the Proxy Administrator of any material conflict that may impair CCA’s ability to vote proxies in an objective manner.  Upon such notification, the Proxy Administrator will notify the Chief Compliance of the conflict who will recommend an appropriate course of action.

In addition, the Proxy Administrator will report any attempts by others within CCA to influence the voting of client proxies in a manner that is inconsistent with the proxy voting policy.  The  Proxy Administrator should then report the attempt to the CCO or outside legal counsel.

The  Proxy Administrator will, on an annual basis, report to the CCO all conflicts of interest that arise in connection with the performance of CCA’s proxy-voting obligations (if any), and any conflicts of interest that have come to his attention (if any) by completing a memorandum. This information can lead to future amendments to this proxy voting policy and procedure.

Procedures for CCA’s Receipt of Class Actions

CCA recognizes that as a fiduciary it has a duty to act with the highest obligation of good faith, loyalty, fair dealing and due care.  When a recovery is achieved in a class action, investors who owned shares in the company subject to the action have the option to either: (1) opt out of the class action and pursue their own remedy; or (2) participate in the recovery achieved via the class action.  Collecting the recovery involves the completion of a Proof of Claim form which is submitted to the Claims Administrator.  After the Claims Administrator receives all Proof of Claims, it dispenses the money from the settlement fund to those persons and entities with valid claims.

If “Class Action” documents are received by CCA for a private client (i.e., separate managed account), CCA will forward such documents to the client to enable the client to file the “Class Action” at the client’s discretion.  The decision of whether to participate in the recovery or opt-out may be a legal one that CCA is not qualified to make for the client.  Therefore CCA will not file “Class Actions” on behalf of any client.

If “Class Action” documents are received by CCA on behalf of the Small Cap and Mid Cap Funds , CCA will ensure that the Funds either participate in, or opt out of, any class action settlements received.  CCA will determine if it is in the best interest of the Funds to recover monies from a class action.  The Portfolio Manager covering the company will determine the action to be taken when receiving class action notices.  In the event CCA opts out of a class action settlement, CCA will maintain documentation of any cost/benefit analysis to support its decision.

Recordkeeping

CCA must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business.

Client request to review proxy votes:

▪

Any request, whether written (including e-mail) or oral, received by any employee of CCA, must be promptly reported to the Proxy Administrator.  All written requests must be retained in the permanent file.

▪

The Proxy Administrator will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

▪

In order to facilitate the management of proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to clients, the Proxy Administrator will distribute to any client requesting proxy voting information the complete proxy voting record of CCA for the period requested.  Reports containing proxy information of only those issuers held by a certain client will not be created or distributed.

Any report disseminated to a client(s) will contain the following legend:

“This report contains the full proxy voting record of Adviser CCA.  If securities of a particular issuer were held in your account on the date of the shareholder meeting indicated, your proxy was voted in the direction indicated (absent your expressed written direction otherwise).”

▪

Furnish the information requested, free of charge, to the client within a reasonable time period (within 10 business days).  Maintain a copy of the written record provided in response to client’s written (including e-mail) or oral request.  A copy of the written response should be attached and maintained with the client’s written request, if applicable and maintained in the permanent file.

▪

Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

Proxy Voting Policy and Procedures:

▪

Proxy Voting Policy and Procedures.

Proxy statements received regarding client securities:

▪

Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions. Note: CCA is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.

Proxy voting records:

▪

CCA Proxy Voting Record.

▪

Documents prepared or created by CCA that were material to making a decision on how to vote, or that memorialized the basis for the decision.

▪

Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

Disclosure

▪

CCA will ensure that Part II of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) regulatory requirements.

Proxy Solicitation

As a matter of practice, it is CCA’s policy to not reveal or disclose to any client how CCA may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting.  CCA will never disclose such information to unrelated third parties.

The Proxy Administrator is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients.  At no time may any employee accept any remuneration in the solicitation of proxies.  The Proxy Administrator shall handle all responses to such solicitations.

Attachment A

CONESTOGA CAPITAL ADVISORS, LLC

List of Proxy Voting Committee Members

The following is a list, as of March 26th 2009 of the members of CCA’s proxy voting committee:

Member 1

Robert M. Mitchell

Member 2

William C. Martindale, Jr.

Member 3

Duane R. D’Orazio

Member 4

David M. Lawson

ATTACHMENT B

CONESTOGA CAPITAL ADVISORS, LLC

ANNUAL REPORT OF PROXY VOTING CONFLICTS

To:

Duane D’Orazio, Compliance Officer

From:

Robert Mitchell, Proxy Administrator

Date:

___________________

Re:

Proxy Voting Conflict of Interest

________________________________________________________________________

Rule 206(4)-6 (the “Rule”) under the Investment Advisers Act of 1940 (“Advisers Act”) requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients.  A challenging aspect to Rule 206(4)-6 has been an adviser’s identification of material conflicts of interest that may influence the manner in which it votes proxies.

By signing below, I certify that I have read and reviewed CCA’s Proxy Voting Policy and Procedures.  Furthermore, I acknowledge that, to the best of my knowledge and based upon my understanding of Advisor’s operations, material relationships and affiliations, policies, and procedures:

(

)

I have detected NO material conflicts of interest that have arisen in connection with the performance of my proxy-voting obligations.

(

)

I have listed below the conflicts of interest that came to my attention and the manner in which such conflicts were mitigated:

Each of these conflicts has been mitigated by following CCA’s policies and procedures as it pertains to conflicts of interest.

Proxy Administrator:

_____________________________ (PRINT NAME)

Signature:

_____________________________

Date:

_____________________________